Disclaimer Forward Looking Statements Certain statements herein may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or FiscalNote’s future financial or operating performance. Statements regarding FiscalNote’s financial outlook for future periods, expectations regarding profitability, capital resources and anticipated growth in the industry in which FiscalNote operates are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include FiscalNote’s ability to effectively manage its growth; changes in FiscalNote’s strategy, future operations, financial position, estimated revenue and losses, forecasts, projected costs, prospects and plans; the terms of any proposal FiscalNote may receive for a go-private transaction; the impact of the previous announcement of the formation of the Special Committee and its strategic review on FiscalNote’s business and its ability to implement any transaction; FiscalNote’s future capital requirements; demand for FiscalNote’s services and the drivers of that demand; FiscalNote’s ability to attract and retain customers, and expand its offerings with existing customers; FiscalNote’s ability to successfully execute its acquisition strategy; FiscalNote’s ability to develop, enhance, and integrate its existing platforms, products, and services; risks associated with international operations; potential technical disruptions, cyberattacks, security, privacy or data breaches or other technical or security incidents; competition and competitive pressures; FiscalNote’s ability to retain or recruit key personnel; the outcome of any known and unknown litigation and regulatory proceedings; and FiscalNote’s ability to adequately protect its intellectual property rights. These and other factors discussed in FiscalNote’s SEC filings, including its most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports, could cause actual results to differ materially from those indicated by the forward-looking statements made herein. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FiscalNote and its management, are inherently uncertain. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will occur or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. FiscalNote undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Trademarks FiscalNote owns or has rights to various trademarks, service marks and trade names it uses in connection with the operation of its businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with FiscalNote or an endorsement or sponsorship by or of FiscalNote. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate, in any way, that FiscalNote will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Use of Data This presentation contains information concerning FiscalNote’s products, services and industry, including market size and growth rates of the markets in which FiscalNote participates, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports. This information involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. This modeling data is subject to change. FiscalNote has not independently verified this third-party information. Similarly, other third-party survey data and research reports commissioned by FiscalNote, while believed by FiscalNote to be reliable, are based on limited sample sizes and have not been independently verified by FiscalNote. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which FiscalNote operates, and its future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by FiscalNote. FiscalNote assumes no obligation to update such information.

Q1 2024 Financials

Q1 2024 Financial Summary (1) Non-GAAP measure. Please see "Non-GAAP Financial Measures" for definitions and important disclosures regarding these financial measures, including reconciliations to the most directly comparable GAAP measure. (2) As of March 31, 2024 and inclusive of short-term investments. $32.1M (+2% YoY) Total Revenues $1.2M (4% adjusted EBITDA margin) Adjusted EBITDA1 $27.3M (85% adjusted gross margin) Adjusted Gross Profit1 $24.9M (77% gross margin) Gross Profit Cash2 $43.6M $50.6M Net Income FINANCIAL HIGHLIGHTS

Q1 2024 Financial Summary (1) “Run-Rate Revenue,” “Annual Recurring Revenue,” and “Net Retention Revenue” are key performance indicators (KPIs). See “Key Performance Indicators” for the definitions and important disclosures related to these measures. $122M Run-Rate Revenue (RRR) $110M Annual Recurring Revenue (ARR) Net Revenue Retention 96% KEY PERFORMANCE INDICATORS1

Forecast (1) Run-Rate Revenue is a key performance indicators (KPI). See “Key Performance Indicators” for the definitions and important disclosures related to these measures (2) Non-GAAP measure. Please see "Non-GAAP Financial Measures" for definitions and important disclosures regarding these financial measures. (3) Because of the variability of items impacting net income and unpredictability of future events, management is unable to reconcile without unreasonable effort the Company's forecasted adjusted EBITDA to a comparable GAAP measure. Metric Forecast as of May 9, 2024 Vs. Prior Guidance Provided on March 12, 2024 Total Revenue $123M to $127M UNCHANGED Run-Rate Revenue1 $126M to $134M UNCHANGED Adjusted EBITDA2,3 $7M to $9M UNCHANGED Full Year 2024 Metric Initial Range as of May 9, 2024 Total Revenue ~ $29M Adjusted EBITDA2,3 ~ $1M Q2 2024

AI Product Strategy Building the most powerful legal, regulatory, and geopolitical AI assistant and eventually the world’s most powerful AI lawyer

Accelerating Our AI Products to Drive Growth

Exploring licensing opportunities to broaden impact

Data and AI Agent Licensing

Launched AI Agents and Copilots blending AI with authoritative information

- StressLens
- Global Intelligence Copilot
- Legislative Copilot (Beta)
- *Future Copilots and Agents*

Created Reasoning Platform to facilitate creation of AI Agents adapted for legal, regulatory, and geopolitical

FN AI and LLM Technology Platform

Copilot Creator

FiscalNoteGPT

Partnerships with OpenAI, Microsoft, Google

Developed proprietary technology and deep expertise in aggregating and creating valuable global content and data sets

Proprietary Aggregation of Content and Data Sets

International, federal, state, and local legislation/regulations across 80 countries, 80,000+ cities, all 50 states, every major federal regulatory agency; deep profiles of tens of thousands of policymakers, millions of legislative and regulatory votes, geopolitical and risk information from around the world

8

FiscalNote

Constellation of Skills Policy Impact Assessment Geopolitical Risk Assessment Communication Drafting Document Q&A Regulatory Analysis Legislative Analysis Contract Review & Analysis Compliance Monitoring Issue & Trend Reporting Sample present and future AI skills powering FiscalNote’s products to perform domain-specific workflows using generative AI Building a powerful legal, regulatory, and geopolitical AI assistant, powered by Generative AI

Why FiscalNote Can Win AI and Workflow Expertise: FiscalNote is already the leading provider of AI-powered software for people to understand policy, legislation, and regulations. We have been investing in AI since 2013 with deep embedded workflows and already announced partnerships in 2023 with OpenAI, Microsoft, and Google with FiscalNote’s world class AI team. Decade of Data Accumulation and Content Creation: Developed proprietary technology and deep expertise in aggregating global policy, regulatory, geopolitical, economic and related data sets. Acquired, created and continue to add to our library of proprietary, high quality, and authoritative data for legal, regulatory and global intelligence. Deep Market Insight and Distribution: Leveraging FiscalNote distribution of Fortune 500s, governments, and NGO’s to bring new customer-driven AI capabilities. Over a decade of building a unique global dataset and AI capabilities

FiscalNote’s AI Master Plan Build the Data Foundation: Aggregate, clean, and structure a massive repository of legislative, regulatory, and geopolitical information Develop and Launch AI Solutions: Create AI Copilots and Agents that integrate this data to drive customer value and enhance decision-making for existing customers. Develop and Launch More AI Solutions: Expand AI Copilots and Agents to new markets and sectors. License and Co-Sell AI Technology: Partner with other industry players to extend the reach and functionality of our AI solutions. Building the future of AI solutions for law and strategic risk

Key Takeaways FiscalNote already a leading provider of AI-powered sector-specific, information, and analytics for the legal, regulatory, and policy industry Invested the last 10 years to create a deep reservoir of technical expertise, world-class team, proprietary data and analytical tools Launched FiscalNoteGPT and Co-Pilot Creator to rapidly accelerate creation of AI Agents and Co-Pilots without incremental R&D expenses Exploring opportunity to license data to LLMs and white label AI Co-Pilots to other verticals Accelerating our AI offerings to broad distribution of thousands of customers / extensive sales and customer support in N. America, Europe, and APAC to accelerate revenue growth and improve retention 1 2 3 4 5 Building the most powerful legal, regulatory, and geopolitical AI assistant and eventually the world’s most powerful AI lawyer

APPENDIX

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), we use certain non-GAAP financial measures to clarify and enhance our understanding, and aid in the period-to-period comparison, of our performance. Where applicable, we provide reconciliations of these non-GAAP measures to the corresponding most closely related GAAP measure. Investors are encouraged to review the reconciliation of each of these non-GAAP financial measures to its most comparable GAAP financial measure. While we believe that these non-GAAP financial measures provide useful supplemental information, non-GAAP financial measures have limitations and should not be considered in isolation from, or as a substitute for, their most comparable GAAP measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be comparable to similarly titled measures of other companies due to potential differences in their financing and accounting methods, the book value of their assets, their capital structures, the method by which their assets were acquired and the manner in which they define non-GAAP measures. Adjusted Gross Profit and Adjusted Gross Profit Margin We define Adjusted Gross Profit as Total Revenue minus cost of revenues, before amortization of intangible assets that are included in costs of revenues. We define Adjusted Gross Profit Margin as Adjusted Gross Profit divided by Total Revenues. We use Adjusted Gross Profit and Adjusted Gross Profit Margin to understand and evaluate our core operating performance and trends. We believe these metrics are useful measures to us and to our investors to assist in evaluating our core operating performance because they provide consistency and direct comparability with our past financial performance and between fiscal periods, as the metrics eliminate the non-cash effects of amortization of intangible assets and deferred revenue, which are non-cash impacts that may fluctuate for reasons unrelated to overall operating performance. Adjusted Gross Profit and Adjusted Gross Profit Margin have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. They should not be considered as replacements for gross profit and gross profit margin, as determined by GAAP, or as measures of our profitability. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP measures only for supplemental purposes. Adjusted Gross Profit and Adjusted Gross Profit Margin as presented herein are not necessarily comparable to similarly titled measures presented by other companies. EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA reflects further adjustments to EBITDA to exclude certain non-cash items and other items that management believes are not indicative of ongoing operations. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by Total Revenue. We disclose EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin herein because these non-GAAP measures are key measures used by management to evaluate our business, measure our operating performance and make strategic decisions. We believe that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are useful for investors and others in understanding and evaluating our operating results in the same manner as management. EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are not financial measures calculated in accordance with GAAP and should not be considered as substitutes for net loss, net loss before income taxes, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze our business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in our industry may report measures titled EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin or similar measures, such non-GAAP financial measures may be calculated differently from how we calculate non-GAAP financial measures, which reduces their comparability. Because of these limitations, you should consider EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin alongside other financial performance measures, including net income and our other financial results presented in accordance with GAAP. Non-GAAP Financial Measures

Reconciliation Table - Adjusted Gross Profit and Adjusted Gross Profit Margin Three Months Ended March 31, ($ in thousands) 2024 2023 Total Revenue $ 32,112 $ 31,529 Costs of revenue (7,244) (8,937) Amortization of intangible assets 2,428 2,597 Adjusted Gross Profit $ 27,296 $ 25,189 Adjusted Gross Margin 85% 80%

Reconciliation Table - EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin Three Months Ended March 31, ($ in thousands) 2024 2023 Net loss $ 50,599 $ (19,273) Income tax provision / (benefit) 1,426 30 Depreciation and amortization 5,417 5,747 Interest expense, net 7,362 6,681 EBITDA 64,804 (6,815) Gain on sale (a) (71,599) - Stock-based compensation 6,175 6,506 Change in fair value of financial instruments (b) 527 (14,680) Other non-cash charges (gains) (c) 45 5,873 Acquisition and disposal related costs (d) 704 1,222 Employee severance costs (e) 107 369 Non-capitalizable debt raising costs 254 206 Business Combination with DSAC (f) - 184 Loss contingency (g) - 168 Costs incurred related to the Special Committee (h) 200 - Adjusted EBITDA $ 1,217 $ (6,967) Adjusted EBITDA Margin 4% (22)% Reflects the gain on disposal from the sale of Board.org on March 11, 2024. Reflects the non-cash impact from the mark to market adjustments on our financial instruments. Reflects the non-cash impact of the following: charge of $49 in the first quarter of 2024 related to the unrealized loss on investments; gain of $4 in the first quarter of 2024 from the change in fair value related to the contingent consideration and contingent compensation related to the 2021, 2022, and 2023 Acquisitions impairment of goodwill of $5,837 in the first quarter of 2023, loss from equity method investment of $34 in the first quarter of 2023; and charge of $2 in the first quarter of 2023 from the change in fair value related to the contingent consideration and contingent compensation related to the 2021, 2022, and 2023 Acquisitions. In 2024 reflects the costs incurred related to the sale of Board.org, principally consisting of accounting, tax, and legal fees. In 2023 reflects the costs incurred to identify, consider, and complete business combination transactions consisting of advisory, legal, and other professional and consulting costs. Severance costs associated with workforce changes related to business realignment actions. Includes non-capitalizable transaction costs incurred within one year of the Business Combination with DSAC. Reflects accounting and legal costs incurred associated with the settlement with GPO FN Noteholder LLC totaling $168 in the first quarter of 2023. Reflects costs incurred related to the Special Committee..

Glossary Agents An AI agent refers to a system or software that performs automated tasks, often with some degree of autonomy, on behalf of a user or another program. It is designed to make inferences and decisions based on its programming and the data it receives, often having the ability to learn and improve over time. AI Artificial intelligence (AI) refers to the simulation of human intelligence in machines that are programmed to think like humans and mimic their actions. ARR Annual Recurring Revenue (ARR) is the value of the contracted recurring revenue components of term subscriptions normalized to a one-year period. NRR Net Revenue Retention (“NRR”) is calculated as ARR at the end of the period minus ARR contracted from new clients for which there is no historical revenue booked during the period, divided by the beginning ARR for the period. We calculate NRR at a parent account level. Customers from acquisitions are not included in NRR until they have been part of our consolidated results for 12 months. LLM A Large Language Model (LLM) is a type of deep learning model used in natural language processing (NLP) tasks. It typically consists of millions or even billions of parameters and is trained on massive text corpora to understand and generate human-like text. LLMs use techniques like self-attention mechanisms and transformer architectures to process and generate text data. ML Machine learning (ML) is a branch of artificial intelligence and computer science which focuses on the use of data and algorithms to imitate the way that humans learn, gradually improving its accuracy. Run-rate revenue ARR (as defined above) plus non-subscription revenue earned during the last twelve months.

Contact ir@fiscalnote.com